UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stockholder Meeting to Be Held on <mtgdate>.

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Meeting Information

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0000326505_1 R1.0.1.15

LEAR CORPORATION

LEAR CORPORATION

ATTN: INVESTOR RELATIONS

21557 TELEGRAPH ROAD

SOUTHFIELD, MI 48033

Annual Meeting

March 23, 2017

May 18, 2017

May 18, 2017 9:00 AM EDT

Lear Corporation

Corporate Headquarters

21557 Telegraph Road

Southfield, Michigan 48033

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0000326505_2 R1.0.1.15

1. Notice & Lear Proxy Statement 2. Lear Annual Report

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advisor. Please make the request as instructed above on or before May 04, 2017 to facilitate timely delivery.

Voting items

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The Board of Directors recommends

you vote FOR the following:

1. Election of Directors

Nominees

1a Richard H. Bott

1b Thomas P. Capo

1c Jonathan F. Foster

1d Mary Lou Jepsen

1e Kathleen A. Ligocki

1f Conrad L. Mallett, Jr.

1g Donald L. Runkle

1h Matthew J. Simoncini

1i Gregory C. Smith

1j Henry D. G. Wallace

The Board of Directors recommends you

vote FOR proposals 2 and 3:

2. Ratification of the retention of Ernst &

Young LLP as independent registered

public accounting firm for 2017.

3. Advisory vote to approve Lear

Corporation’s executive compensation.

The Board of Directors recommends you

vote 1 YEAR on the following proposal:

4. Advisory vote to approve the frequency

of future advisory votes on Lear

Corporation’s executive compensation.

NOTE: Such other business as may properly

come before the meeting or any adjournment

thereof.

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